UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	OCN	New York Stock Exchange (NYSE)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Ocwen Financial Corporation (the “Company”) adopted an amendment (the “2021 Plan Amendment”) to the Ocwen Financial Corporation 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of shares that may be issued under the plan as described below. The proposed amendment was adopted, subject to shareholder approval, by the Board on April 10, 2024. As disclosed in Item 5.07 of this Form 8-K, the Company’s shareholders have approved the 2021 Plan Amendment.

The following summary of the 2021 Plan Amendment is qualified in its entirety by reference to the full text of the 2021 Plan, as amended, which is filed as Exhibit 10.1 hereto and incorporated herein by reference:

Under the 2021 Plan Amendment, an additional 350,000 shares of the Company’s common stock will be made available for award grants under the 2021 Plan. The maximum number of shares of common stock that may be issued or transferred pursuant to awards under the 2021 Plan, as amended equals: (1) 1,290,000 shares, plus (2) 599,443 shares, which is a maximum of 499,536 shares subject to restricted stock and restricted stock unit awards previously granted and outstanding and unvested under the Company’s 2007 Equity Incentive Plan and 2017 Performance Incentive Plan (together, the “Legacy Plans”) as of April 14, 2021 (the date of Board approval of the 2021 Plan) that expire or for any reason are cancelled, terminated, or forfeited, fail to vest, or for any other reason are not paid or delivered after that date, as the case may be, multiplied by the share-counting ratio for such awards of 1.2. Shares that underlie stock options or stock appreciation rights that expire or for any reason are cancelled, terminated, or forfeited, fail to vest, or for any other reason are not paid or delivered under the Legacy Plans shall not be available for subsequent awards under the 2021 Plan.

As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2021 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2024, the Company filed Articles of Amendment (the “Articles of Amendment”) to the Company’s Amended and Restated Articles of Incorporation with the Secretary of State of Florida to change the name of the Company to Onity Group Inc. As disclosed in Item 5.07 of this Form 8-K, the Company’s shareholders have approved the Articles of Amendment. The Articles of Amendment, attached herewith as Exhibit 3.1, provide that they shall become effective at 12:01 a.m. Eastern Standard Time on June 10, 2024. The Company’s Common Stock is expected to begin trading on the New York Stock Exchange at market open on June 10, 2024 under the Company’s new name and new trading symbol of “ONIT.” The CUSIP for the Company’s Common Stock will remain 675746 606.

The change of the Company’s name will not in any way affect the voting or other rights that accompany the Company’s common stock or the validity or transferability of our shares currently outstanding, and no action by shareholders will be required in connection with the name change.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 28, 2024. Shareholders voted on the five proposals set forth below, which are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 23, 2024.

Proposal One: Election of Directors

The Company’s shareholders elected the following nominees for director to serve for one-year terms or until their successors shall be elected and qualified based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
Glen A. Messina	3,833,630	123,820	2,253,200
Alan J. Bowers	3,852,491	104,959	2,253,200
Jenne K. Britell	3,726,219	231,231	2,253,200
Jacques J. Busquet	3,508,021	449,429	2,253,200
Claudia J. Merkle	3,856,857	100,593	2,253,200
DeForest B. Soaries, Jr.	3,797,226	160,224	2,253,200
Kevin Stein	3,516,493	440,957	2,253,200

Proposal Two: Approval of Name Change

The Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to change the name of the Company to Onity Group Inc. based upon the following votes:

For	5,915,295
Against	288,982
Abstain	6,373

Proposal Three: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 based upon the following votes:

For	6,009,885
Against	183,172
Abstain	17,593

Proposal Four: Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers based upon the following votes:

For	3,414,386
Against	532,087
Abstain	10,977
Broker Non-Votes	2,253,200

Proposal Five: Approval of Amendment to the Ocwen Financial Corporation 2021 Equity Incentive Plan to Increase Available Shares

The Company’s shareholders approved the Amendment to the Ocwen Financial Corporation 2021 Equity Incentive Plan to increase available shares that may be issued under the plan based upon the following votes:

For	3,792,512
Against	157,939
Abstain	6,999
Broker Non-Votes	2,253,200

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Ocwen Financial Corporation, effective June 10, 2024

10.1	Ocwen Financial Corporation 2021 Equity Incentive Plan, as amended

104	Cover Page Interactive Data File formatted in online XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: May 28, 2024	By:	/s/ Sean B. O’Neil
Sean B. O’Neil
Chief Financial Officer